Exhibit 99.2

Netfin Acquisition Corp. and Triterras Fintech Pte Ltd. Deliver Business Presentation to SPACInsider Subscribers

New York, NY and Singapore — August 24, 2020 — Netfin Acquisition Corp. (Nasdaq: NFIN, NFINW) (“Netfin” or the “Company”), a special purpose acquisition company targeting businesses in the fintech industry, and Triterras Fintech Pte Ltd. (“Triterras Fintech”), a leading fintech company for commodity trading and trade finance, delivered a presentation on their proposed business combination to subscribers of SPACInsider, a leading, web-based data resource platform dedicated to the SPAC asset class.

Marat Rosenberg, Founder, President and Director of Netfin commented, “This webinar gave us an excellent opportunity to present our thinking behind structuring the business combination to only include Triterras Fintech’s online Kratos platform and the significant benefits to shareholder value we believe this creates.

Srinivas Koneru, Chairman and CEO of Triterras Fintech added “SPACInsider provided a unique forum to demonstrate our execution of this year’s business plan ahead of schedule and to provide details around our compelling growth plan. We want to thank Kristi Marvin and her team for providing us the opportunity to interact with their valuable and well-informed audience.”

The presentation was conducted on Thursday, August 20th at 10:30am ET. A replay has been made available to all viewers by following the instructions below.

SPACInsider Presentation Recording: Click here

Password: Gateway2020<>NFIN

The replay will be available through October 1, 2020. If you have any difficulty connecting with the recording, please contact Gateway Investor Relations at (949) 574-3860 or NFIN@gatewayir.com.

On July 29, 2020, Netfin announced a definitive agreement to combine with Triterras Fintech, creating one of the world’s highest volume commodity trading and trade finance platforms. In fiscal year 2019, Triterras Fintech generated $13.2 million of net income on $3.6 billion of transaction volume. For fiscal year 2020 (ending February 28, 2021), Triterras Fintech expects to generate approximately $7.8 billion of transaction volume, $56.6 million of revenue and $39.8 million of EBITDA and to grow at more than a 60% compound annual growth rate through 2023.

As previously announced, Triterras Fintech generated $2.9 billion of transaction volume through the first four months of fiscal year 2020 and average monthly transaction volumes 70% higher than fiscal 2019. The estimated post-transaction enterprise value of $674 million values the business combination at an attractive 8.0x multiple of estimated 2021 EBITDA of $84.3 million, while the average of comparable company medians is a 20.0x multiple.

The business combination has been unanimously approved by the boards of directors of both Netfin and Triterras Fintech and is still on track to close in the fourth quarter of 2020, subject to regulatory and shareholder approvals, and other customary closing conditions.

About Netfin Acquisition Corp.

Netfin Acquisition Corp. is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, focused on the financial technology, technology and financial services industries, including businesses engaged in commercial, online and mobile banking and payments, trade finance and telecommunications, that offer a differentiated technology platform and product suite for interfacing with the financial services sector. For more information, visit netfinspac.com.

About Triterras Fintech

Triterras Fintech is a leading fintech company focused on trade and trade finance. It launched and operates Kratos—one of the world’s largest commodity trading and trade finance digital marketplaces that connects and enables commodity traders to trade and source capital from lenders directly online. For more information, visit triterras.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Netfin’s and Triterras Fintech’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Netfin’s and Triterras Fintech’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Netfin’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Netfin or Triterras Fintech following the announcement of the business combination ; (2) the inability to complete the business combination, including due to failure to obtain approval of Netfin’s shareholders or other conditions to closing in the definitive agreement relating to the business combination (the “Business Combination Agreement”); (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the inability to meet Nasdaq’s listing requirements following the business combination; (5) the impact of COVID-19 on Netfin or Triterras Fintech; (6) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Netfin, Triterras Fintech or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” in the Registration Statement (as defined below), and in Netfin’s other filings with the SEC. Netfin cautions that the foregoing list of factors is not exclusive. Netfin cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Netfin does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Netfin Holdco, a Cayman Islands exempted company (“Holdco”), intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement”) which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Netfin’s shareholders in connection with Netfin’s solicitation of proxies for the vote by Netfin’s shareholders with respect to the business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Triterras to be issued in the business combination. Netfin’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, Netfin and the business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to Netfin’s shareholders as of a record date to be established for voting on the business combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Netfin Acquisition Corp., 445 Park Avenue, 9th Floor, New York, NY 10022, Attention: Gerry Pascale, Chief Financial Officer, (972) 979-5995.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Participants in the Solicitation

Netfin and its directors and executive officers may be deemed participants in the solicitation of proxies from Netfin’s shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Netfin is contained in Netfin’s registration statement on Form S-1, which was filed with the SEC on July 19, 2019, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Netfin Acquisition Corp., 445 Park Avenue, 9th Floor, New York, NY 10022, Attention: Gerry Pascale, Chief Financial Officer, (972) 979-5995. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach and Matt Glover

(949) 574-3860

NFIN@gatewayir.com

Netfin Contact:

Marat Rosenberg, President

(972) 757-5998

Triterras Contact:

Jim Groh

(678) 237-7101

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